Exhibit D.2.1

SCADA System Description

The VestasOnline™ Business Solution for consists of the following system components:

1.

Communication and Server System:

VestasOnline™ Server. The system manages the continuous collection of data from the wind park units. The data collected are stored in a central database and used for operating and managing the wind farm.

1.1 Power Plant Server.

The standard 19” communication rack contains the server hardware with a minimum 15-minutes UPS unit and galvanic isolation for surge protection.

The communication rack provides the connection between the park units, the VestasOnline™ Server and the VestasOnline™ clients using an Ethernet network interface.

1.2 VestasOnline™ Business Server Hardware.

Server with Intel processor, min. 2Gb RAM, RAID solution with storage capacity of 2 years data to be kept online, DLT – 100/200 GB tape backup, CD burner, network card, keyboard, mouse and 17” monitor.

1.3 The VestasOnline™ Business Solution. The software on the Power Plant server enables the VestasOnline™ Business client as the operator's user interface for accessing and processing the collected park unit data and viewing instant data. The client application is operating on a remote system with communication to the server system through a local network connection or remote connection.

1.4 VestasOnline™ Server Operating System (OS).

Operating system:

Microsoft Windows Server

SCADA system:

VestasOnline™ Business Server

Database system:

SQL Server

Backup software:

Tape backup software including SQL Server plug-in

1.5 Remote Access.

Vestas needs remote access as described below.

The access is established through VPN (Virtual Private Network) connection configured by Vestas on the VestasOnline™ Server system. Vestas needs unrestricted local and remote access to the system during the service period to fulfill the availability covenants on the wind turbines and be able to perform on-line support, maintenance and upgrades of the VestasOnline™ Server system.

Buyer is responsible for supplying a T1 internet connection line or equivalent terminated in an Ethernet RJ45 interface with one (1) public IP address.

2.

The VestasOnline™ Business Client.

Two (2) VestasOnline™ client licenses.

2.1

VestasOnline™ Business Client Requirement.

Operating system:

Minimum Microsoft Windows 2000 Professional

Database system:

Microsoft Data Engine (MSDE) for offline use

The minimum hardware requirements for the client PC are as follows:

PC Hardware requirements	Processor – CPU	Memory	Free Hard disk space
Minimum	500 MHz	128 MB RAM	Min. 80 MB

Note: Personal computer hardware for VestasOnline™ Business Client licenses is to be delivered by Buyer.

3.

Wind Farm Communication Network.

The network facilitates and enables the communication between the VestasOnline Server system and the park units.

The Fiber optical cable and converters scope:

Supplier

-

Fiber optic switches installed within the cabinets in each turbine.

-

Terminate and test fibers. Only the number of fibers used in each cable is to be terminated and tested.

Buyer

-

Fiber cable (minimum 4 wire 50/125 μM multi-mode fiber or 9/125 μM single-mode optical cable).

-

Laying of optic fiber cables.

-

Leaving 20 meters of extra cable per cable coming in to the turbine available on top of turbine foundation for installation and termination.

This calculations only includes multi-mode communication. Single-mode communication might be necessary to configure the entire site. The need for single-mode communication will be determined when the final park layout is ready.

1.

Installation, Configuration and Training.

Installation comprises of the start-up and commissioning of the complete VestasOnline™ Business Solution.

Software training program (on site):

1 day VestasOnline™ Business Solution training.

Class 1

Item no. 958855.R2

2006-01-17

VestasOnline Business Solution

Remote Control & Monitoring

Hardware Description

Vestas Wind Systems A/S

Alsvej 21

DK-8900 Randers

SF# 1107242

Table of Contents

Page

1.

The VestasOnline™ Business Server .............................................................................3

1.1

Server hardware .....................................................................................................3

1.2

Client hardware (optional).......................................................................................3

1.3

Communication unit for remote access...................................................................3

1.4

Network switches.................................................................................................... 4

1.5

Drawer for communication loop switches................................................................4

1.6

UPS Units ............................................................................................................... 4

1.7

UPS Management...................................................................................................4

1.8

Tape Backup solution (optional)..............................................................................4

1.9

Air circulation and filtering.......................................................................................5

1.10

Air cooling unit (optional) ........................................................................................ 5

1.11

Hardware specifications.......................................................................................... 5

1.11.1

Server features...........................................................................................5

1.11.2

Communication unit features...................................................................... 6

1.11.3

Network switches .......................................................................................6

1.11.4

Drawers for fibre optical loops....................................................................6

1.11.5

UPS units ...................................................................................................6

1.11.6

UPS management units .............................................................................7

1.11.7

Tape Backup Unit – features...................................................................... 7

1.11.8

Air circulation and filtering ..........................................................................7

1.11.9

Air cooling unit (optional)............................................................................7

1.11.10

19’’ rack cabinet – physical dimensions...................................................8

1.11.11

Environmental requirements....................................................................8

1.11.12

Power supply requirements.....................................................................8

1.11.13

Client PC requirements ...........................................................................8

2.

Terminology and Acronyms.............................................................................................9

The information contained in this document is provided for informational purposes only, and may be out of date or include omissions,

inaccuracies or other errors. The document is provided AS IS without warranty or commitment of any kind, express or implied.

At any time, the information contained herein may be subject to change without notice.

References in this document to products or product capabilities do not imply that they will be available in all Vestas systems or product configurations. Nothing contained in this document is intended to, nor shall have the effect of, creating a commitment that may replace or alter any terms or conditions in written agreements with Vestas Wind Systems A/S.

1.

The VestasOnline™ Business Server

The VestasOnline™ Business Server system for

control and monitoring of wind power plants is

based on a standard 19” rack cabinet.

The 19” rack cabinet houses seven units:

-

a server with monitor and keyboard

-

a communication unit for remote access

-

two network switches (redundant)

-

a retractable drawer for communication loop

switches

-

a UPS management unit

-

two UPS units with surge protection

(redundant)

-

air-cooling and filtering unit (optional)

1.1 Server hardware

The server hardware is based on a Hewlett-Packard industry server that is designed for pro-

fessional applications with focus on high availability and reliability. The server is equipped with a flat-panel monitor and keyboard for system administration purposes.

The server hardware is offered with 3 years onsite warranty for most countries.

The server is installed with the newest edition of the VestasOnline™ Business Server soft-

ware. It provides online communication with wind turbines, the VestasMetPanel meteorologi-

cal station, the VestasGridPanel grid measurement station, the Power Plant Controller plus any optional equipment and collects all relevant data in a database on the server.

1.2

Client hardware (optional)

The client hardware is a 1U (one-unit) 19’’ rack PC built into the rack. The PC uses the same keyboard and monitor as the server. The toggling between server and client is handled by pressing specific keys on the keyboard. The client PC is installed with latest version of the

VestasOnline™ Business Client software.

1.3

Communication unit for remote access

The 19’’ communication unit is based on a Cisco Catalyst 2801 unit with built-in ADSL/VPN communication. Two communication slots can be fitted with modules for PSTN and ISDN communication. The communication unit is network based. All analogue phone lines are con-

nected to external wiring through transient protection mounted in the back of the server rack.

1.4 Network switches

The 19’’ network switches are based on the Cisco Catalyst 2950 switch and each of the two switches has 24 ports available for network connections. The network communication is re-

dundant meaning that each of the network switches is connected via network cables to the server and all loop switches. In addition to the communication redundancy, the switches are powered from different UPS units.

1.5

Drawer for communication loop switches

The communication loop drawer connects all necessary communication loops for the power plant infrastructure. Typically one loop/fibre converter is used per electrical feeder in the plant, but communication loops for other equipment e.g. inside the substation can also be mounted here. The communication units can be rail switches supplied by Moxa or Hirsch-

mann or it can be CSL fibre converters used for serial networks. Using Moxa or Hirschmann switches, each rail switch is connected to both network switches and UPS units to provide maximum reliability and availability.

1.6

UPS Units

The UPS unit - MGE Pulsar Extreme 1500 - is designed to protect the server against grid drops and will deliver safe power for at least 30 minutes (2 x 1500VA). A surge protector for protecting the system against high power transients and currents generated from lightning is built into the UPS units.

Furthermore, the UPS unit controls the power supply to the rack hardware with only one po-

wer inlet (e.g. the communication unit for remote access). The UPS controller switches the power supply from one UPS to another instantaneously ensuring uninterrupted power to the hardware units.

1.7

UPS Management

The UPS Management unit – MGE Multislot – is used for monitoring status signals from the

UPS units and is monitored by the VestasOnline™ Business Server through a SNMP inter-

face. In case a grid drop exceeds the UPS time (30 minutes), the VestasOnline™ Business

Server will shut down itself automatically. When the grid has returned and is stabilized, the

UPS automatically restarts the VestasOnline™ Business Server.

An additional environmental sensor unit is attached to the UPS Management unit. This sen-

sor unit is used for monitoring temperature and humidity inside the VestasOnline ™ Server rack.

1.8

Tape Backup solution (optional)

Optionally, the VestasOnline™ Business Server can be equipped with a HP Ultrium 215

LTO-1 tape drive that is capable of storing up to 200 GB of compressed data on a single tape.  The tape backup solution also includes Veritas Backup Exec backup software for scheduled backup.

1.9

Air circulation and filtering

The standard 19’’ rack is designed with air circulation to improve cooling. Six fans mounted at the top of the rack provide a continuous airflow through the cabinet. The air intake is located at the base of the rack through a removable filter tray and the air outlet is mounted at the top of the rack next to the ventilation fans.

The IP class of the rack for this solution is IP 54. If the requirements call for air condition to keep the rack hardware within the environmental specifications, the server rack can be or-

dered with an optional air-cooling unit (see below).

Please note that air-cooling option cannot be refitted after assembling the standard rack!

1.10

Air cooling unit (optional)

The server rack can be supplied with a cooling unit mounted on the rear side of the rack panel providing a closed circuit of air inside the rack. The air-cooling unit is maintenance-free without any filter or the like. An effective cooling capacity of 820W secures a rack tempera-

ture of 20-25°C even if the server room temperature rises to 40°C. The IP class of the rack for this solution is IP 54.

1.11 Hardware specifications

1.11.1 Server features

•

Standard 2U 19” rack cabinet

Intel®Pentium Xeon, min. 3 GHz processor

(optional dual processor)

•

2 GB RAM (optional 4GB)

•

4 x 73 GB SCSI hot swappable hard disks

•

Dual power supply

•

Dual network card

•

CD-RW/DVD-ROM drive

(optional tape backup drive LTO 100/200GB)

•

17” LCD Flat-panel monitor,

keyboard and mouse = 8U

•

Power operating area: 100-240VAC / 50-60Hz

1.11.2

Communication unit features

•

Cisco Catalyst 2801

•

Standard 1U 19” rack cabinet

•

ADSL/VPN for 1 digital line (built-in)

•

2 communication slots available

Maximum 2 optional card types may be

selected from the below list:

o

PSTN card for 2 analogue lines

o

ISDN card for 1 digital line

•

Power operating area: 100-240VAC / 50-60Hz.

1.11.3 Network switches

•

2 X Cisco Catalyst 2950 – each with 24 ports

•

2 X standard 1U 19” rack cabinet

•

Power operating area: 100-240VAC / 50-

60Hz

•

Supports industry standards for network re-

dundancy

1.11.4

Drawers for fibre optical loops

•

2 X standard 3U 19” rack drawers.

Can be fitted with following loops:

o

Moxa single- and multi-mode

o

Hirschmann single- and multi-mode

o

CSL single- and multi-mode

•

Maximum number of communication loops is de-

pendent on the type of switch:

o

Moxa: 14 loops

o

Hirschmann: 15 loops

o

CSL: 6 loops

1.11.5 UPS units

•

2 X MGE Pulsar Extreme 1500

•

Standard 2U 19” rack cabinet

•

2 x 1500VA Capacity

•

AC Power: 115VAC / 60Hz or 230VAC / 50Hz

1.11.6

UPS management units

•

1 X MGE Multislot

•

Standard 1U 19” rack cabinet

•

MGM STS

•

MGM Metaframe

1.11.7

Tape Backup unit (optional)

•

1 X Ultrium 215 LTO-1 tape drive 100/200 GB

•

Includes Veritas Backup EXEC + SQL plug-in

for scheduled backup

•

Standard 1U 19” rack cabinet

1.11.8

Air circulation and filtering

•

Six fans for air circulation through the rack

mounted in the top of the rack.

•

Replaceable air filter located in a 19’’ unit

module for easy access.

The filter module is located in the base of the

rack.

1.11.9

Air cooling unit (optional)

•

CFC-Free refrigerant R134a

•

Temperature control: micro controller

•

IP class:

IP54

•

Re-circulation of air in server cabinet

•

Noise: 65db (1 meter - max output)

•

230V/50Hz:

•

Nominal current: 2.8A

•

Start current (max.): 12.7A

•

115V/60Hz:

•

Nominal current: 5.6A

•

Start current (max.): 25.4A

1.11.10  19’’ rack cabinet – physical dimensions

Server rack without air-cooling option:

•

H:

1740 mm  (68.5 inches)  = 32 U

W:

600 mm  (23.6 inches)

D:

900 mm  (35.4 inches)

•

Weight:  280 kilo  (617 lbs) (fully configured rack)

•

IP class

IP54

•

External wiring is entering the panel through the rack floor.

Server rack mounted with air-cooling option:

•

H:

1740 mm  (68.5 inches) = 32 U

W:

600 mm  (23.6 inches)

D:

1040 mm  (40.9 inches)

•

Weight: 330 kilo (728 lbs) (fully configured rack)

•

IP class

IP54

•

External wiring is entering the panel through the rack floor.

1.11.11 Environmental requirements

•

Temperatures

5ºC

Æ

30ºC  (20ºC recommended)

•

Humidity

10%

Æ

80%

Server rack mounted with air-cooling option:

•

Temperatures

5ºC

Æ

40ºC  (20ºC recommended)

•

Humidity

10%

Æ

80%

1.11.12  Power supply requirements

Server rack without air-conditioning option:

Supply voltage:

2 X 100 -110VAC

Æ

20A

2 X 230 VAC

Æ

13A

Nominal frequency range:

47 to 63 Hz

Server rack mounted with air-conditioning option:

Supply voltage:

3 X 100-110VAC

Æ

20A

3 X 230 VAC

Æ

13A

Nominal frequency range:

47 to 63 Hz

1.11.13  Client PC requirements

Minimum system requirements for the client PC:

•

1 GHz processor

•

128 MB Ram

•

50 Mb free disk space

•

Microsoft Windows 2000 or higher

2. Terminology and Acronyms

Term

Description

ADSL

Asymmetric Digital Subscriber Line - a technology for transmitting digital in-

formation at a high bandwidth on existing phone lines to homes and busi-

nesses

FWA

Fixed Wireless Access - a wireless system in which office or home users directly connect with the switching center of the telecommunications carrier or the interchange channel to use the system

ISDN

Integrated Services Digital Network - a set of standards for digital transmis-

sion over ordinary telephone copper wire as well as over other media

ISP

Internet Service Provider - a company that provides access to the Internet

Object Linking and Embedding - is Microsoft's framework for a compound

OLE

document technology.

OPC

OLE for Process Control - OPC is open connectivity in industrial automa-

tion and the enterprise systems that support industry. Interoperability is as-

sured through the creation and maintenance of open standards specifica-

tions

PSTN

Public Switched Telephone Network - is the world's collection of intercon-

nected voice-oriented public telephone networks, both commercial and government-owned

SCADA

Supervision Control And Data Acquisition - the gathering of data from re-

mote locations in order to control equipment and conditions

SNMP

Simple Network Management Protocol - is the protocol governing network management and the monitoring of network devices and their functions

SQL

Standard Query Language - is a standard interactive and programming lan-

guage for getting information from and updating a database

UPS

Uninterruptible Power System

VPN

Virtual Private Network - is a way to use the Internet to provide secure ac-

cess to remote offices or the like

Item no. 958079.R2

2006-04-05

VestasOnline™ Business

Remote Control & Monitoring

Software Description

WWW.VESTAS.COM

Vestas Wind Systems A/S

38B

Alsvej 21

DK-8900 Randers

SF# 1107244

MG&E Turbine Supply Agreement, Exhibit D.2.3

Item no.: 958079.R2

VestasOnline™ Business

Date:

200

6-04-

05

Class:

I

Software Description

Issued by: Technology

Type:

MAN

Table of Contents..............................................................Page

1.

Introduction...................................................................................................................... 3

2.

VestasOnline™ Business configuration ..........................................................................3

2.1

VestasOnline™ Business key features...................................................................3

2.2

Wind turbine range..................................................................................................4

3.

VestasOnline™ Business package .................................................................................4

3.1

Online data monitoring............................................................................................ 4

3.1.1

Graphical Overview...................................................................................... 4

3.1.2

Plant Unit Overview...................................................................................... 5

3.1.3

Customized Overviews.................................................................................5

3.1.4

Plant Summary Overview.............................................................................5

3.1.5

Trend Curves................................................................................................ 5

3.2

Wind turbine control................................................................................................ 6

3.2.1

Turbine Start, Pause, Stop and Reset..........................................................6

3.2.2

Group Start, Stop and Reset ........................................................................6

3.3

Reporting ................................................................................................................ 6

3.3.1

Standard reports...........................................................................................6

3.3.2

Historical logs............................................................................................... 8

3.3.3

Report Generator Module...........................................................................10

3.3.4

Data Export (Optional)................................................................................12

3.4

Additional Features...............................................................................................12

3.4.1

OPC Interface.............................................................................................12

3.4.2

Notes..........................................................................................................12

3.4.3

Messenger..................................................................................................12

3.4.4

Acknowledgement of Alarms and Warnings...............................................12

The information contained in this document is provided for informational purposes only, and may be out of date or include omissions,

inaccuracies or other errors. The document is provided AS IS without warranty or commitment of any kind, express or implied.

At any time, the information contained herein may be subject to change without notice.

References in this document to products or product capabilities do not imply that they will be available in all Vestas systems or product configurations. Nothing contained in this document is intended to, nor shall have the effect of, creating a commitment that may replace or alter any terms or conditions in written agreements with Vestas Wind Systems A/S.

1.

Introduction

This document provides an introduction to the VestasOnline™ Business SCADA

(Supervisory Control And Data Acquisition) system for control and monitoring of wind power plant.

2.

VestasOnline™ Business configuration

VestasOnline™ Business Client. The VestasOnline™ Business client is the operator's user interface for viewing instant data as well as accessing and processing the collected data from all units in the wind power plant as well as for viewing instantaneous data from the units. The client application is operating with the communication system through a local network, a wide area network, or a dial-in connection.

VestasOnline™ Business Server. The VestasOnline™ Business server manages the con-

tinuous collection of data from the units in the wind power plant. The collected data are stored in a central database and used for operating and managing the wind power plant.

Wind Power Plant communication network. The network manages and executes the communication between the communication system and the units in the wind power plant.

2.1

VestasOnline™ Business key features

Control and monitoring of wind turbine generators, meteorology and grid stations

Plant summary - textual and graphical presentations

Presentation of online data from any turbine, e.g. status, power, wind speed,

voltages, current, temperatures and alarms

Actual active and reactive power control for the complete wind power plant

Advanced power curve presentations including power curves, scatter curves,

reference and wind distribution curves from multiple units

Availability calculations

Wind and energy rose graphical presentations

Productivity presentations

Presentation of collected 10-minute data. The 10-minute data include mean values,

standard deviations and minimum and maximum values during the averaging period.

Alarm and event logs for wind power plant, wind turbines and meteorology stations

User-friendly graphical user interface based on Windows standards

Client connection manager concept for multiple power plant access

Personal security login and access profile

Remote control of a single wind turbine or a group of wind turbines:

- Start, Pause, Stop, Yawing and Reset of turbines (where applicable)

Comprehensive Report Generator Module

2.2

Wind turbine range

The VestasOnline™ Business solution is available for all wind turbines with a TAC, a TAC II,

a 5000.02 or a 6000 series controller:

V52

V66

V80

V82-1.65 MW

V90

All wind turbines in the NM series

3.

VestasOnline™ Business package

The VestasOnline™ Business package consists of a variety of modules.

The software components can be categorized into three groups:

Online data monitoring

Wind turbine control

Reporting

3.1

Online data monitoring

The software modules focusing on instantaneous value monitoring are:

3.1.1 Graphical Overview

The graphical overview module is designed as a geographical layout to provide an online overview of the entire wind power plant. The wind power plant unit icons are all placed on top of a bitmap image of the site with roads, electrical infrastructure and geographical character-

istics.

The module uses colour-coded icons for the individual wind power plant units such as tur-

bines, meteorology stations and grid monitoring computers. The colour of the units of the in-

dividual units will change to reflect the current status. For example when a turbine is braked,

it will appear red; when it is producing power it will indicate the actual output in relation to the nominal production by varying a green production bar; when the turbine is running with a warning the colour turns to blue and finally if the VestasOnline™ Server has lost communica-

tion to a given unit, the colour of this unit turns yellow.

A separate window - the Plant Notification pane – collects and displays all alarms and other events on all units. Additionally, incoming alarms can be announced by sound, synthetic speech or hardware devices. The information in the Plant Notification window enables the operator to decide whether an alarm or event requires intervention or not. An Acknowledge function informs other operators not to take action in a situation that is being addressed al-

ready. Alternatively, the Plant Notification pane can be positioned on a second monitor for better overview.

3.1.2

Plant Unit Overview

All icons - wind turbine, meteorology station, grid measuring station and substation com-

puters - on the graphical overview can be selected by using the cursor. Right-clicking an icon brings up a dedicated menu for the unit in question.

For each wind turbine, detailed online information is available:

Operating status

Temperatures throughout the turbine

Production counters

Detailed grid data

For each meteorology station, information about wind speed, wind direction, pressure and ambient temperature is available.

Information about voltages, currents, active production, reactive production, power factor and much more is available for each grid computer.

3.1.3 Customized Overviews

In addition to the standard mimics/screens provided with the wind turbine, meteorology station and grid measuring computer, it is possible to configure project-specific icons with as-

sociated mimics. The mimics could be designed to provide overview of substations, breakers,

other relevant I/O status, customer dispatch screens and much more. Also, the mimics can be designed with command buttons, bitmaps, trends and user security.

Please note that all project-specific mimics are optional.

3.1.4 Plant Summary Overview

Based on online values retrieved from the wind turbines, the Plant Summary provides a highly detailed and dynamic overview of the entire wind power plant. The collected data is presented in a table format where each column presents one set of predefined information and each row represents a turbine in the wind power plant.

As standard a number of table templates are provided but it is very easy for users to design their own information templates with data from more than a 100 potential columns.

3.1.5 Trend Curves

The Trend Curve module offers trending of a large number of different turbine online data sets such as wind speed, production etc. The user-defined trending setups can furthermore be saved as templates. The trend curves are provided with relevant scaling for the individual data presented.

3.2

Wind turbine control

The software features focusing on wind turbine controls are:

3.2.1

Turbine Start, Pause, Stop and Reset

By selecting a turbine icon and right clicking, it is possible to send a Stop, Pause, Start or

Reset command to the turbine. Furthermore, it is possible to make the turbine nacelle yaw in both clockwise and counter-clockwise direction. Only users with appropriate access rights can send such commands. Also, the operator must acknowledge the command by entering a confirmation.

3.2.2 Group Start, Stop and Reset

The Group control module enables the operator to predefine up to 10 turbine groups that can be started, stopped or reset simultaneously or with a user-defined delay between the execu-

tion of the command on the wind turbines in the group.

3.3 Reporting

The software modules focusing on reporting are:

3.3.1 Standard reports

3.3.1.1

Power curve module

The power curve module provides the ability to plot power curves for individual wind turbines or groups of wind turbines. The module offers numerous adjustable parameters allowing tar-

geted user analysis of data. The power curve calculations are based on a 10-minute data resolution.

3.3.1.2 Curve types

It is possible to generate scatter plots and traditional power curves - both combined with in-

formation on the given wind distribution and compared to the guaranteed power curve. Fur-

thermore, scatter plots and power curves can be generated based on maximum and/or mini-

mum production in the relevant period. Rainy and icy periods can be excluded when the rele-

vant sensors are available through a VestasOnline™ meteorology station - VMET.

3.3.1.3 Wind speeds

The turbine anemometer(s) can be used for the wind speed measurements as well as the anemometers on the meteorology station. Also a calculated free wind speed based on the turbine’s anemometer combined with a 6

th

order polynomial is available.

For the meteorology station anemometer wind speeds it is possible to exclude a user-defined wind sector to get even more detailed power curves. All power curves can be air density cor-

rected using information from the meteorology stations to make them comparable with the guaranteed power curve.

3.3.1.4

Wind/ Energy rose

The Wind and Energy rose module provides the operator with tools for calculation of the pre-

vailing wind direction and furthermore to determine the direction of the energy-intensive winds. The module offers the possibility to make wind and energy roses for both wind tur-

bines and meteorology stations.

3.3.1.5

Collected Data Viewer

The Collected Data Viewer module handles the large amount of data from month counters and 10-minute data collected from the wind turbines, the meteorology stations and the grid computers in the wind power plant. (If available, the Collected Data Viewer also handles any high-resolution data from substations)  The values can be retrieved from the database and displayed online in a table format or as a graphical presentation. If some of the values require further processing, these values can be saved directly to an Excel spreadsheet or saved as a

Text-file. Like any other VestasOnline™ Business module, the Collected Data Viewer is highly integrated towards the Microsoft environment which means that features like copy/paste work across the applications.

For each wind turbine more than 300 values are stored in the central database every 10 min-

utes. These turbine values are grouped in the following categories:

Grid data

Meteorological data

Status data

Counters

Temperatures

The data points are, if relevant, collected as a minimum, a maximum, an average and vari-

ance or standard deviation value for each 10-minute period.

For each meteorology station more than 40 values are stored in the central database every

10 minutes. The amount of data collected depends on the instrumentation of the computer.

The meteorology station values are grouped in these categories:

Wind direction

Wind Speed

Pressure

Ambient temperature

Humidity

Rain detection

Precipitation (Optional)

The data points are, if relevant, collected as minimum, a maximum, an average and a vari-

ance value for each 10-minute period.

For each VestasOnline™ Grid Measuring Station (VestasGridPanel) more than 100 values are stored in the central database every 10 minutes. The grid station values are grouped in following categories:

Voltage

Current

Frequency

Power factor

KW (Active power)

KVAr (Reactive power)

KVA (Apparent power)

The data points are all measured per phase and collected as a minimum, a maximum, an av-

erage and a sample rate value for each 10-minute period. Furthermore, all production char-

acteristics are collected as accumulated counters that are collected every 10 minutes.

3.3.2 Historical logs

3.3.2.1 Plant log

All events from the individual wind turbines are recorded in the Plant log module. It is possi-

ble to select individual wind turbines or groups of wind turbines for reporting purposes. In ad-

dition to the wind turbine events, the Plant log also holds detailed information about users who have logged on to the system including their access level, software version and dongle number.

Furthermore, information about server activities such as UPS alarms, server shutdown etc. is also available in the Plant log.

If substation equipment such as breakers etc. has been integrated into the SCADA system,

these alarms and events will be available in the Plant log as well.

3.3.2.2 Statistical log

The Statistical log module records all events statistics from the individual wind turbines. It is possible to select individual wind turbines or groups of wind turbines for reporting purposes.

The Statistical log presents for each turbine event code:

Number of occurrences

Total event time

MTBF (Mean Time Between Failure)

3.3.2.3 Turbine logs

Each wind turbine controller stores a number of event logs. The main purpose of these logs is to help operators or service crews to execute efficient troubleshooting at the turbine or from a remote location.

VMP 5000 / 6000 Controller (Vestas wind turbine range)

On the VMP 5000.02 / 6000 controller series, the Turbine log entries are organized into four categories – each category holds up to 700 entries:

Turbine Alarm log

Holds information about situations that have caused the wind turbine to stop normal op-

eration and go from the Run state into either the Pause, Stop, or Emergency Stop state.

Warning log

Holds information about possible error situations or other irregularities that require atten-

tion but do not cause an immediate stop of the wind turbine.

System log

Holds information about changes in the set-up of the wind turbine such as user log-

on/log-off, and the like.

Operation log

Holds information of informative nature about the condition of the wind turbine – for ex-

ample changes in the blade pitch angle, change in the wind direction, change in the number of generator revolutions, and the like.

TAC II Controller (previous NEG-Micon turbine range)

Turbine Alarm log

The Turbine Alarm log holds 100 alarms. The log is a circular buffer, which means that it always holds the last 100 events. With each alarm event, a snapshot of 75 relevant tur-

bines key parameters such as production data, wind speeds, grid information tempera-

tures is also stored for troubleshooting purposes.

Turbines Statistical log

The Turbines Statistical log records all event statistics from the wind turbines from day one of operation.

The Turbine Statistical log presents for each wind turbine event code:

Number of occurrences

Total event time

MTBF (Mean Time Between Failure)

Turbine Power Down log

The Turbine Power Down log records the events when the turbine controller has lost its power (for example in case of a grid outage). The log holds the last 10 events.

3.3.3 Report Generator Module

The Report Generator Module is used to extract efficiency calculations, actual production,

expected production, event reports and many other types of information. The module con-

sists of 5 individual modules all targeted at different users of the system.

The modules can be categorized as follows:

Report Archive. For everyone who has access to generated reports

Report Generator. For everyone who has access to generate new reports

Template Designer. (Optional). For on-site operators who need to design new report-

ing templates. The Template designer offers more than 100 reporting columns.

Shadow Data Editor. (Optional). For on-site operators who are responsible for down-

time allocation and system database integrity.

Profile Administrator. (Partly optional). For the administrator who is responsible for the configuration of the system. This includes turbine event-list allocations, guaranteed power curve, raw data validation parameters, user access levels etc.

3.3.3.1 Report Archive

The Report Archive holds all reports that have been saved. The saved reports are only avail-

able (visible) to the user if he or she has explicit access right to the reporting template in question. In the archive reports can be added, removed and re-generated.

3.3.3.2 Report Generator

Three types of reports are available in the Report Generator. All the reports are generated based on the collected 10-minute data from the wind turbines, meteorology stations and grid monitoring computers.

Standard reports

The Standard reports are based on predefined reporting templates. It is possible to choose one single wind turbine or groups of turbines for the individual report. The stan-

dard reporting periods are day, month and year, but the user can choose any desired time interval.

Historical reports

The Historical reports are generated on predefined reporting templates. Historical reports are generated for single values (e.g. availability or power curve efficiency). The user chooses the value and specifies a time period and a resolution (for example one week with a 1-day resolution), and the resulting report will present for the wanted value on a daily basis for the given week.

You can choose one single wind turbine or groups of turbines for the individual report.

Event reports

The Event reports are generated on basis of the recorded event codes in the turbines. It is possible to choose one single wind turbine or groups of turbines for the individual re-

ports. The standard reporting periods are Day, Month and Year, but the user can choose any desired time interval. It is possible to display the availability allocation category with manual added comments if these exist.

3.3.3.3

Template Designer (Optional)

The Template Designer provides the user with functionality for designing specific reports based on more than 100 reporting columns. In the user-designed report templates headlines can changes; result values formatted and min/max added to the calculations in the columns.

Examples of available report columns are:

Availability (e.g. manufacturer, owner and environmental)

Power curve efficiencies, load factor

Temperatures - maximum, minimum and average

Actual production, expected production, lost production

Grid data

Accumulated counters (e.g. phase comp. steps engaged, generator cut-in)

Timers (e.g. service hours, hours connected to grid)

Wind speed, wind gusts

3.3.3.4

Shadow Data Editor (Optional)

To ensure full data integrity for generated reports, the Shadow Data Editor lets users fill-in gaps in the database by manually adding data. This situation may occur if a wind turbine for some reason is without power and no data can be retrieved from the turbine. In such a situa-

tion the operator must add information to the database by allocating the downtime into the relevant category (e.g. owner or manufacture). Other events that could need manual atten-

tion are for example when the service key has been used. By default the service downtime goes against the manufacturer but in case the owner who actually is responsible for the downtime, the categorization must be changed in favour of the manufacturer.

These issues are handled by the Shadow Data Editor:

Database integrity procedures

Manual downtime allocation

Comments added to downtime allocations

Lost data handling

3.3.3.5 Profile Administrator (Partly optional)

The Profile Administrator is used for configuration purposes by administrators or power users.

This list includes the main features in the module:

Contractual power curve setup (Optional)

Contractual availability setup (Optional)

System access administration

Report template access setup (Optional)

Parameter validation setup

3.3.4 Data Export (Optional)

The Data Export function enables recurrent export of data from units in the wind power plant at scheduled time intervals (hour/day/week/month/year).

The actual export of data is an automated process that does not require any operator inter-

vention once the operator has linked a template to a data export job. Each data export job can be linked to multiple templates.

The data available for the Data Export function is:

ƒ

10-minute data templates created in the Collected Data Viewer (”raw” data)

ƒ

Templates created in the Template Designer  (processed data)

The data export job specifies:

ƒ

Media type for the transfer of the data (email or FTP)

ƒ

Scheduling of the data export process

The template specifies:

ƒ

Unit(s)

ƒ

Signals

Available output formats are:

ƒ

CSV file

ƒ

CSV file including column names

ƒ

CSV file including coldef data

ƒ

PDF

Note: The Data Export function requires a permanent Internet connection.

3.4 Additional Features

3.4.1 OPC Interface

The OPC Interface supports integration of 3

rd

party products that are OPC compatible.

3.4.2 Notes

The Notes function lets operators add written comments about units in the wind power plant in the form of “sticky notes” that appears next to the turbine icon. The main purpose of this feature is to allow operators or service personnel to share information with colleagues – for example warning other operators not to restart the turbine due to an error and that service al-

ready is on its way.

3.4.3 Messenger

Enables real-time communication with other users on the VestasOnline™ Business system.

3.4.4

Acknowledgement of Alarms and Warnings

This feature enables remote acknowledgement of alarms and warnings on wind turbines equipped with a 5000.02 or 6000 series controller.